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                                                              Exhibit 10(h)


               SECOND AMENDMENT TO CREDIT AGREEMENT


    This Amendment is made as of December   , 1996 between NUCLEAR METALS,
INC., a Massachusetts corporation ("Nuclear Metals"), CAROLINA METALS, INC., a Delaware corporation ("Carolina Metals") (together with Nuclear Metals, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Bank").

    WHEREAS, the Bank established a credit facility for the Borrowers pursuant to a Credit Agreement dated as of March 31, 1995 (as amended, the "Credit Agreement"); and

    WHEREAS, the Credit Agreement was amended by a First Amendment dated as of June 30, 1995 ("First Amendment"); and

    WHEREAS, the Bank created an additional credit facility for the Borrowers pursuant to a letter agreement dated September 26, 1995 ("Line of Credit"); and

    WHEREAS, the Borrowers were in default of various provisions of the Credit Agreement and Line of Credit resulting in a Forbearance and Amendment Agreement dated as of January 11, 1996 which further amended the Credit Agreement (as amended, the "Forbearance Agreement"); and

    WHEREAS, the Borrowers have cured or the Bank has waived all of the defaults under the Credit Agreement and Line of Credit and the Borrowers have complied with the terms of the Forbearance Agreement; and

    WHEREAS, the Borrowers and the Bank intend to create a continuing relationship under the Credit Agreement.

    NOW, THEREFORE, the parties hereby agree as follows:

    1. All outstanding obligations under the Line of Credit have been repaid and the Line of Credit is terminated. All amounts advanced under the Term Credit (as defined in the Credit Agreement) have been repaid and the Term Credit is terminated.

    2. SECTION 1.01 of the Credit Agreement is amended in its entirety to read as follows:

              "Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, the Bank hereby establishes a credit facility in favor of the Borrowers in the principal amount of $4,250,000 (the "Credit").

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         The Credit consists of a revolving line of credit of
         $4,250,000 (the "Revolving Credit").

    3. SECTION 1.02 THE REVOLVING CREDIT, subsections (a), (b) and (c) are amended in their entirety to read as follows:

         "(a) AMOUNT.  Provided no Event of Default ( as defined in
         Article V) or event which with the passage of time or notice, or both, would become an Event of Default has occurred and is continuing, each Borrower may from time to time from the date hereof up to February 28, 1998 (the "Maturity Date") borrow and reborrow from the Bank and the Bank shall advance funds under the Revolving Credit to such Borrower (an "Advance" or the "Advances"); provided that the aggregate of all Advances outstanding at any time shall not exceed $ 4,250,000 less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement (the "Maximum Credit").

         (b)  BORROWING BASE.  Intentionally deleted.

         (c) REVOLVING CREDIT PAYMENT. The aggregate Advances outstanding at any time shall not exceed the Maximum Credit. If the aggregate Advances outstanding at any time exceed such limit, then the Borrowers shall immediately pay such excess. The Bank may, without prior notice to the Borrowers, charge any of their accounts under the control of the Bank to effect such payment."

    4. SECTION 1.02(d) THE REVOLVING CREDIT NOTE is amended by substituting the form of note attached hereto for Exhibit 1.02(d).

    5. SECTION 1.03 TERM CREDIT is amended in its entirety to read "intentionally deleted."

    6. SECTION 6.05 is amended by replacing "Kenneth J. Mooney" with "William R. Dewey IV."

    7. The Bank hereby waives compliance with Section 4.21 TANGIBLE CAPITAL BASE, Section 4.22 NET INCOME, Section 4.23 CAPITAL EXPENDITURES, and Section
4.31 WORKING CAPITAL for the fiscal quarter ending September 30, 1996.

    8. The Borrowers represent and warrant that (i) all the representations set forth in the Credit Agreement dated as of March 31, 1995 including, without limitation, the Schedules,


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are true and accurate as of the date hereof subject to any changes set forth on the Exhibits hereto and (ii) after granting the waivers set forth in paragraph 7, no Event of Default exists.

    9. Except as set forth herein and in the First Amendment and in the Forbearance Agreement, the Credit Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have signed this Second Agreement as of the date first above written.

                                  NUCLEAR METALS, INC.



                                  By:
                                      ----------------------------------------

                                  CAROLINA METALS, INC.


                                  By:
                                      ----------------------------------------

                                  STATE STREET BANK AND TRUST COMPANY


                                  By:
                                      ----------------------------------------


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